UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2007
Date of Report (Date of earliest event reported)

AMG OIL LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-30087	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2800 - 600 17th Street
South Denver, CO U.S.A.	80202-5428
(Address of principal executive offices)	(Zip Code)

(303) 226-5889
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Explanatory Note: This amendment is being filed to add disclosure required under Item 304(a)(1)(ii) of Regulation S-B, to the effect that the reports of our former independent registered public accounting firm on our financial statements for each of the past two years do not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. Such disclosure was inadvertently omitted from the Company’s current report on Form 8-K filed on November 1, 2007.

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 26, 2007, Telford Sadovnick, P.L.L.C. (“Telford”), voluntarily resigned as principal independent registered public accounting firm of the Company. The Company has engaged Smythe Ratcliffe, Chartered Accountants (“Smythe”), as its principal independent registered public accounting firm effective October 3, 2007. The decision to engage Smythe as its principal independent registered public accounting firm has been approved by the Company’s board of directors.

During the period of Telford’s engagement as the Company's principal independent registered public accounting firm from January 25, 1999 to September 26, 2007, there were no disagreements with Telford on any matter of accounting principles or practices, financial statement disclosure or review scope or procedures. Telford prepared: (a) a report dated December 12, 2005 on the balance sheets of the Company as at September 30, 2005 and 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended September 30, 2005, and the statements of operations cash flows for the period from inception on February 20, 1997 to September 30, 2005; and (b) a report dated November 17, 2006 on the balance sheets of the Company as at September 30, 2006 and 2005, and the related statements of operations, statement of stockholders’ equity and cash flows for each of the three years in the period ended September 30, 2006, and the statements of operations and cash flows for the period from inception on February 20, 1997 to September 30, 2006. Such reports did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. Telford has not advised the Company of any reportable event or default listed in paragraph (iv) of Regulation S-B Item 304(a)(1).

The Company has provided Telford with a copy of the foregoing disclosures and has requested in writing that Telford furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Telford wherein they have confirmed their agreement to the Company’s disclosures. A copy of Telford’s letter has been filed as an exhibit to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

Not applicable.

(b)    Pro forma Financial Information.

Not applicable.

(c)    Exhibits

The following exhibits are included with this Current Report Form 8-K:

Exhibit	Description
16.1	Letter of Telford dated November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.
(Name of Registrant)

Date: November 13, 2007	By:	/s/ Michael Hart
Michael Hart, President